Exhibit 24.1

                                POWER OF ATTORNEY
                        For Executing Form 10-K for 1999

     KNOW ALL BY THESE PRESENTS, that theundersigned director of Electric Lightwave, Inc. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1999 for Electric Lightwave, Inc., and any ad all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated March 3, 2000

                                                      /s/ Guenther E. Greiner
                                                   -----------------------------
                                                          Guenther E. Greiner

                                                       /s/ Stanley Harfenist
                                                   -----------------------------
                                                           Stanley Harfenist

                                                       /s/ Robert A. Stanger
                                                   -----------------------------
                                                           Robert A. Stanger

                                                      /s/ Maggie Wilderotter
                                                   -----------------------------
                                                          Maggie Wilderotter

                                                       /s/ David B. Sharkey
                                                   -----------------------------
                                                           David B. Sharkey

                                                         /s/ Rudy C. Graf
                                                   -----------------------------
                                                             Rudy C. Graf